Income taxes - Narrative (Details) $ in Thousands	Dec. 31, 2025 USD ($)
Major components of tax expense (income) [abstract]
Unrecognized deferred tax assets	$ 992
Unrecognized deferred tax assets, net operating loss carryforward	5,857
Unrecognized deferred tax assets, tax credit carryforward	11,859
Unrecognized deferred tax assets, investment in subsidiaries	3,923
Unrecognized deferred tax liabilities, investment in subsidiaries	$ 49,784